Exhibit 10.26

                       Amendment to Termination Agreement

This Amendment to the Termination Agreement dated August 22, 1997 (the "Amendment") hereby amends the Termination Agreement dated May 30, 1997 (the "Termination Agreement") which terminated the Employment Agreement dated September 3, 1996 (the "Employment Agreement") by and between First Priority Group, Inc.

(the "Company") and Steven Zucker (the "Employee").

                               W I T N E S S E T H

WHEREAS, the Company wishes to amend the Termination Agreement, and

WHEREAS, the Employee wishes to amend the Termination Agreement,

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Amendment to Consulting Term. The period of the Consulting Term shall hereby be amended and extended through October 31, 1997.

2. Compensation. During the Consulting Term, the Employee shall continue to receive a monthly fee of Five Thousand Dollars ($5,000) payable semi-monthly.

3. Confidentiality. In addition to the continued obligation of the Employee to honor the terms of Paragraph 11 of the Employment Agreement, the Employee agrees to keep the terms of this Amendment and the Termination Agreement confidential. Additionally, the Employee agrees that he may not disclose and/or communicate to any parties outside of the Company that he is no longer an employee of the Company until October 17, 1997.

4. Other Terms and Conditions. All other terms and conditions of the Termination Agreement shall remain unchanged without revision.

        IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date written below.

FIRST PRIORITY GROUP, INC.

By:                                         Dated:
   -----------------------------                  ----------------------

Title:
      --------------------------

Paul Zucker

By:                                         Dated:
   -----------------------------                  ----------------------

                                       81